U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 27, 2000



                              GOLDSTATE CORPORATION
        (Exact name of small business issuer as specified in its charter)

                                     NEVADA
              (State or other Jurisdiction as Specified in Charter



        00-26705                                         88-0354425
(Commission file number)                    (I.R.S. Employer Identification No.)



                       3305 Spring Mountain Road, Suite 60
                             Las Vegas, Nevada 89012
                    (Address of Principal Executive Offices)

                                 (888) 228-5526
                           (Issuer's telephone number)

Items 1 through 4, 6 and 8 not applicable.

Item 5. Other Events

     Reference is made to the press release issued to the public by Registrant on April 26, 2000, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable.

     (c)  Exhibits.

          99.1 Press Release dated April 26, 2000.








                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                     GOLDSTATE CORPORATION


Date: April 27, 2000                                 By: /s/ Carson Walker
--------------------                                 ---------------------
                                                     Carson Walker, President